Exhibit 10.5

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENTS
AND WAIVER OF DEFAULTS

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENTS AND WAIVER OF DEFAULTS (the “Amendment”), dated November 5, 2009, is entered into by and between CAPSTONE TURBINE CORPORATION, a Delaware corporation (“Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division.

RECITALS

A.            Company and Wells Fargo are parties to (i) a Credit and Security Agreement dated February 9, 2009 (as amended by that certain First Amendment to Credit and Security Agreements, dated June 9, 2009 (“First Amendment”), and as further amended from time to time, the “Domestic Credit Agreement”), and (ii) a Credit and Security Agreement (Ex-Im Subfacility), dated February 9, 2009 (as amended by the First Amendment and further amended from time to time, the “Ex-Im Credit Agreement”; and together with the Domestic Credit Agreement, the “Credit Agreements”).  Capitalized terms used in these recitals have the meanings given to them in the Credit Agreements unless otherwise specified.

B.            Company has requested that (i) certain amendments be made to the Credit Agreements, and (ii) certain Events of Default be waived, both of which Wells Fargo is willing to agree to pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.             Section 5.2(a) of the Credit Agreements.  Section 5.2(a) of the Credit Agreements is hereby deleted in its entirety and replaced with the following:

“(a)         Minimum Book Net Worth.  Company shall maintain a Book Net Worth, determined as of the following test dates, in an amount not less than the amount set forth for each such test date (numbers appearing between “< >“ are negative):

Test Date	Minimum Book Net Worth
September 30, 2009	$18,800,000
December 31, 2009	$9,984,000
March 31, 2010	$5,055,000

2.             Section 5.2(b) of the Credit Agreements.  Section 5.2(b) of the Credit Agreements is hereby deleted in its entirety and replaced with the following:

“(a)         Minimum Net Income.  Company shall achieve Net Income, measured on each of the following test dates described below, for the quarter period ending on each such test date, Net Income of not less than the amount set forth opposite each such test date (numbers appearing between “< >“ are negative):

Test Date	Minimum Net Income
September 30, 2009	$	<12,800,000>
December 31, 2009	$	<10,251,000>
March 31, 2010	$	<7,305,000>

3.             Section 5.2(e) of the Credit Agreements.  Section 5.2(e) to the Credit Agreements is hereby replaced in its entirety with “[Intentionally Omitted].”

4.             Exhibit A to Credit Agreements.  The following definitions that appear in Exhibit A to the Credit Agreements are amended to read in their entirety as follows:

““Book Net Worth” means the aggregate of the common and preferred shareholder’s equity in Company, determined in accordance with GAAP, and calculated without regard to (a) any change in the valuation of goodwill made in accordance with FASB Accounting Standard 142, (b) any non-cash effects of accounting for stock based compensation in accordance with FASB pronouncement SFAS 123(r), and (c) any non-cash effects for changes in the fair value of warrant liabilities in accordance with FASB staff positions FSP 157-4 and FSP 107-1 and pronouncement SFAS 115-2.”

““Net Income” means fiscal year-to-date after-tax net income from continuing operations, including extraordinary losses but excluding (i) extraordinary gains, (ii) any non-cash effects of accounting for stock based compensation in accordance with FASB pronouncement SFAS 123(r), and (iii) any non-cash effects for changes in the fair value of warrant liabilities in accordance with FASB staff positions FSP 157-4 and FSP 107-1 and pronouncement SFAS 115-2, all as determined in accordance with GAAP.”

5.             Exhibit E to the Domestic Credit Agreement.  Exhibit E to the Domestic Credit Agreement is hereby deleted and replaced with Exhibit E-1 attached to this Amendment.

6.             Exhibit E to the Ex-Im Credit Agreement.  Exhibit E to the Ex-Im Credit Agreement is hereby deleted and replaced with Exhibit E-2 attached to this Amendment.

7.             Waiver of Defaults.  Company is in default of the following provisions of the Credit Agreements (collectively referred to herein as the “Existing Defaults”):

Section/Covenant/	Test Dates
Section 5.2(a) (Minimum Book Net Worth)	June 30, 2009, July 31, 2009, and August 31, 2009 test dates
Section 5.2(b) (Minimum Net Income)	June 30, 2009 test date

Upon the terms and subject to the conditions set forth in this Amendment (including, but not limited to, the effectiveness of this Amendment in accordance with Section 10 of this

Amendment), Wells Fargo hereby waives the Existing Defaults.  This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle Company to any other or further waiver in any similar or other circumstances.

8.             No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreements shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

9.             Accommodation Fee.  Company shall pay Wells Fargo as of the date hereof a fully earned, non-refundable accommodation fee in the amount of $25,000 in consideration of Wells Fargo’s execution and delivery of this Amendment (the “Accommodation Fee”).

10.           Conditions Precedent.  This Amendment shall be effective when Wells Fargo shall have received an executed original of this Amendment, together with each of the following, each in substance and form acceptable to Wells Fargo in its sole discretion:

10.1         A Certificate of the Secretary of Company certifying as to (i) the resolutions of the board of directors of Company approving the execution and delivery of this Amendment, (ii) the fact that the certificate of incorporation and bylaws of Company, which were certified and delivered to Wells Fargo pursuant to the Certificate of Authority of Company’s secretary or assistant secretary dated February 9, 2009, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the fact that the officers and agents of Company who have been certified to Wells Fargo, pursuant to the Certificate of Authority of Company’s secretary or assistant secretary dated February 9, 2009, as being authorized to sign and to act on behalf of Company continue to be so authorized;

10.2         Consent and approval of this Amendment by the Export Import Bank of the United States, if required by Wells Fargo;

10.3         The Acknowledgement and Agreement of Guarantor set forth at the end of this Amendment, duly executed by Guarantor;

10.4         Payment of the Accommodation Fee described in Section 9 of this Amendment; and

10.5         Such other matters as Wells Fargo may require.

11.           Representations and Warranties.  Company hereby represents and warrants to Wells Fargo as follows:

11.1         Company has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Company and constitute the legal, valid and binding obligation of Company, enforceable in accordance with their terms.

11.2         The execution, delivery and performance by Company of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Company, or the certificate of incorporation or bylaws of Company, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Company is a party or by which it or its properties may be bound or affected.

11.3         All of the representations and warranties contained in Section 4 of, and Exhibit D to, the Credit Agreements are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, provided that the Existing Defaults have occurred.

12.           References.  All references in the Credit Agreements to “this Agreement” shall be deemed to refer to the relevant Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreements shall be deemed to refer to the relevant Credit Agreement as amended hereby.

13.           No Waiver.  Except as expressly provided in Section 7 of this Amendment, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreements or a waiver of any breach, default or event of default under any Security Document or other document held by Wells Fargo, whether or not known to Wells Fargo and whether or not existing on the date of this Amendment.

14.           Release.  Company and the Guarantor signing the Acknowledgment and Agreement of Guarantor set forth below hereby absolutely and unconditionally release and forever discharge Wells Fargo, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Company or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of the Company in executing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified and in furtherance of this intention the Company waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE

TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MIGHT HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

15.           Costs and Expenses.  Company hereby reaffirms its agreement under the Credit Agreements to pay or reimburse Wells Fargo on demand for all costs and expenses incurred by Wells Fargo in connection with the Loan Documents, including without limitation all fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Company specifically agrees to pay all fees and disbursements of counsel to Wells Fargo for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  Company hereby agrees that Wells Fargo may, at any time or from time to time in its sole discretion and without further authorization by Company, make a loan to Company under the Credit Agreements, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee set forth in Section 9 of this Amendment.

16.           Miscellaneous.  This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.  Transmission by facsimile or “pdf” file of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.  Any party hereto may request an original counterpart of any party delivering such electronic counterpart.  This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by, the laws of the State of California.  In the event of any conflict between this Amendment and the Credit Agreements, the terms of this Amendment shall govern.  The Export-Import Bank of the United States shall be an express intended beneficiary of this Amendment.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By:	/s/ Edit Kondorosi
Print Name:	Edit Kondorosi
Title:	Vice President

CAPSTONE TURBINE CORPORATION

By:	/s/ Edward Reich
Print Name:	Edward Reich
Its:	Executive Vice President and CFO

S-1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the indebtedness of Capstone Turbine Corporation (“Company”) to Wells Fargo Bank, National Association (as more fully defined in the Amendment, “Wells Fargo”), acting through its Wells Fargo Business Credit operating division, pursuant to the separate Guaranty dated February 9, 2009 (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 14 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Wells Fargo pursuant to the terms of the Guaranty; and (iv) acknowledges that Wells Fargo may amend, restate, extend, renew or otherwise modify the Credit Agreements and any indebtedness or agreement of the Company, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Company’s present and future indebtedness to Wells Fargo.

CAPSTONE TURBINE INTERNATIONAL, INC.

By:
Print Name:
Title:

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Exhibit E-1

Exhibit E to Credit and Security Agreement

COMPLIANCE CERTIFICATE

To:                  Wells Fargo Bank, National Association
Date:               [                                    , 200 ]
Subject:          Financial Statements

In accordance with our Credit and Security Agreement dated February 9, 2009 (as amended from time to time, the “Credit Agreement”), attached are the financial statements of Capstone Turbine Corporation (the “Company”) dated [                            , 200 ] (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”).  All terms used in this certificate have the meanings given in the Credit Agreement.

A.            Preparation and Accuracy of Financial Statements.  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present Company’s financial condition as of the Reporting Date.

B.            Name of Company; Merger and Consolidation.  I certify that:

(Check one)

☐            Company has not, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has it consolidated or merged with another Person.

☐            Company has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: ☐ was consented to in advance by Wells Fargo in an Authenticated Record, and/or ☐ is more fully described in the statement of facts attached to this Certificate.

C.            Events of Default.  I certify that:

(Check one)

☐            I have no knowledge of the occurrence of an Event of Default under the Credit Agreement, except as previously reported to Wells Fargo in a Record.

☐            I have knowledge of an Event of Default under the Credit Agreement not previously reported to Wells Fargo in a Record, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that Wells Fargo may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

D.            Litigation Matters.  I certify that:

(Check one)

☐            I have no knowledge of any material adverse change to the litigation exposure of Company or any of its Affiliates or of any Guarantor.

☐            I have knowledge of material adverse changes to the litigation exposure of Company or any of its Affiliates or of any Guarantor not previously disclosed in Exhibit D, as more fully described in the statement of facts attached to this Certificate.

E.             Financial Covenants.  I further certify that:

(Check and complete each of the following)

1.             Minimum Book Net Worth.  Pursuant to Section 5.2(a) of the Credit Agreement, as of the Reporting Date, Company’s Book Net Worth was $[                        ], which ☐ satisfies ☐ does not satisfy the requirement that such amount be not less than the applicable amount set forth in the table below (numbers appearing between “< >“ are negative) on the Reporting Date:

Test Date	Minimum Book Net Worth
September 30, 2009	$18,800,000
December 31, 2009	$9,984,000
March 31, 2010	$5,055,000

2.             Minimum Net Income.  Pursuant to Section 5.2(b) of the Credit Agreement, as of the Reporting Date, Company’s Net Income was [$                    ], which ☐ satisfies ☐ does not satisfy the requirement that Net Income be not less than the amount set forth in the table below (numbers appearing between “< >“ are negative) on the Reporting Date:

Test Date	Minimum Net Income
September 30, 2009	$	<12,800,000>
December 31, 2009	$	<10,251,000>
March 31, 2010	$	<7,305,000>

3.             Minimum Cash to Unreimbursed Line of Credit Advances Coverage Ratio.  Pursuant to Section 5.2(c) of the Credit Agreement, as of the Reporting Date, at all times, Company has ☐ has not ☐ been in compliance with the requirement that the percentage of the unreimbursed Line of Credit Advances under the Revolving Note plus the L/C Amount plus outstanding “Advances” under the Ex-Im Credit Agreement to the amount of cash plus Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest be not greater than 80%.

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4.             Capital Expenditures.  Pursuant to Section 5.2(d) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, Company has expended or contracted to expend during the fiscal year ended                               , 200      , for Capital Expenditures, $                                 in the aggregate, which ☐ satisfies ☐ does not satisfy the requirement that such expenditures not exceed $7,500,000 in the aggregate during the fiscal year ended March 31, 2009, $10,000,000 in the aggregate during the fiscal year ended March 31, 2010, and zero for each subsequent fiscal year.

Attached are statements of all relevant facts and computations in reasonable detail sufficient to evidence Company’s compliance with the financial covenants referred to above, which computations were made in accordance with GAAP.

Capstone Turbine Corporation

By:
Its: Chief Financial Officer

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Exhibit E-2

Exhibit E to Credit and Security Agreement (Ex-Im Subfacility)

COMPLIANCE CERTIFICATE

To:                  Wells Fargo Bank, National Association
Date:               [                                    , 200 ]
Subject:          Financial Statements

In accordance with our Credit and Security Agreement (Ex-Im Subfacility) dated February 9, 2009 (as amended from time to time, the “Credit Agreement”), attached are the financial statements of Capstone Turbine Corporation (the “Company”) dated [                            , 200 ] (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”).  All terms used in this certificate have the meanings given in the Credit Agreement.

F.             Preparation and Accuracy of Financial Statements.  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present Company’s financial condition as of the Reporting Date.

G.            Name of Company; Merger and Consolidation.  I certify that:

(Check one)

☐            Company has not, since the date of the Credit Agreement, changed its name or jurisdiction of organization, nor has it consolidated or merged with another Person.

☐            Company has, since the date of the Credit Agreement, either changed its name or jurisdiction of organization, or both, or has consolidated or merged with another Person, which change, consolidation or merger: ☐ was consented to in advance by Wells Fargo in an Authenticated Record, and/or ☐ is more fully described in the statement of facts attached to this Certificate.

H.            Events of Default.  I certify that:

(Check one)

☐            I have no knowledge of the occurrence of an Event of Default under the Credit Agreement, except as previously reported to Wells Fargo in a Record.

☐            I have knowledge of an Event of Default under the Credit Agreement not previously reported to Wells Fargo in a Record, as more fully described in the statement of facts attached to this Certificate, and further, I acknowledge that Wells Fargo may under the terms of the Credit Agreement impose the Default Rate at any time during the resulting Default Period.

I.              Litigation Matters.  I certify that:

(Check one)

☐            I have no knowledge of any material adverse change to the litigation exposure of Company or any of its Affiliates or of any Guarantor.

☐            I have knowledge of material adverse changes to the litigation exposure of Company or any of its Affiliates or of any Guarantor not previously disclosed in Exhibit D, as more fully described in the statement of facts attached to this Certificate.

J.             Financial Covenants.  I further certify that:

(Check and complete each of the following)

1.             Minimum Book Net Worth.  Pursuant to Section 5.2(a) of the Credit Agreement, as of the Reporting Date, Company’s Book Net Worth was $[                        ], which ☐ satisfies ☐ does not satisfy the requirement that such amount be not less than the applicable amount set forth in the table below (numbers appearing between “< >“ are negative) on the Reporting Date:

Test Date	Minimum Book Net Worth
September 30, 2009	$18,800,000
December 31, 2009	$9,984,000
March 31, 2010	$5,055,000

2.             Minimum Net Income.  Pursuant to Section 5.2(b) of the Credit Agreement, as of the Reporting Date, Company’s Net Income was [$                    ], which ☐ satisfies ☐ does not satisfy the requirement that Net Income be not less than the amount set forth in the table below (numbers appearing between “< >“ are negative) on the Reporting Date:

Test Date	Minimum Net Income
September 30, 2009	$	<12,800,000>
December 31, 2009	$	<10,251,000>
March 31, 2010	$	<7,305,000>

3.             Minimum Cash to Unreimbursed Line of Credit Advances Coverage Ratio.  Pursuant to Section 5.2(c) of the Credit Agreement, as of the Reporting Date, at all times, Company has ☐ has not ☐ been in compliance with the requirement that the percentage of the unreimbursed “Advances” plus the L/C Amount under the Domestic Facility Agreement plus outstanding “Advances” under the Domestic Facility Agreement to the amount of cash plus Cash Equivalents of Company in which Wells Fargo has a perfected first priority security interest be not greater than 80%.

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4.             Capital Expenditures.  Pursuant to Section 5.2(d) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, Company has expended or contracted to expend during the fiscal year ended                               , 200      , for Capital Expenditures, $                                 in the aggregate, which ☐ satisfies ☐ does not satisfy the requirement that such expenditures not exceed $7,500,000 in the aggregate during the fiscal year ended March 31, 2009, $10,000,000 in the aggregate during the fiscal year ended March 31, 2010, and zero for each subsequent fiscal year.

Attached are statements of all relevant facts and computations in reasonable detail sufficient to evidence Company’s compliance with the financial covenants referred to above, which computations were made in accordance with GAAP.

Capstone Turbine Corporation

By:
Its: Chief Financial Officer

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